UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 10, 2017

COACH, INC.
(Exact name of registrant as specified in its charter)
Maryland	1-16153	52-2242751
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Hudson Yards, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed on May 8, 2017, with the Securities and Exchange Commission (“SEC”) by Coach, Inc. (“Coach”), Coach entered into an Agreement and Plan of Merger (the “Merger Agreement”) dated May 7, 2017, with Kate Spade & Company, a Delaware corporation (“Kate Spade”), and Chelsea Merger Sub Inc., a Delaware corporation and direct wholly owned subsidiary of Coach (“Merger Sub”). Pursuant to the Merger Agreement, on May 26, 2017, Merger Sub commenced a tender offer to acquire all of the outstanding shares of Kate Spade common stock, par value $1.00 per share (the “Shares”), at a purchase price of $18.50 per Share, net to the seller in cash without any interest thereon (the “Offer Price”) and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 26, 2017 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, and other related materials, as each may be amended or supplemented from time to time, constitute the “Offer”), filed as Exhibits (a)(1)(A) and (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO filed by Coach and Merger Sub with the SEC on May 26, 2017 (as amended or supplemented from time to time).

Item 1.02  Termination of a Material Definitive Agreement

On July 11, 2017, in connection with the closing of the merger of Merger Sub with and into Kate Spade, with Kate Spade surviving the merger as a wholly owned subsidiary of Coach (the “Merger”), the bridge facility commitment letter, dated as of May 7, 2017, terminated in accordance with its terms.  A description of the bridge facility commitment letter is included under Item 1.01 of Coach’s Current Report on Form 8-K filed on May 8, 2017, which is incorporated by reference in response to this Item 1.02.

Item 2.01  Completion of Acquisition or Disposition of Assets

The disclosure under the Introductory Note is incorporated herein by reference. The Offer and all withdrawal rights thereunder expired at the end of the day, 5:00 p.m., New York City time, on July 10, 2017. Broadridge Corporate Issuer Solutions, Inc., the depositary for the Offer (the “Depositary”), has advised Coach and Kate Spade that, as of the expiration of the Offer, an aggregate of 96,384,196 Shares (excluding 3,767,075 shares tendered pursuant to guaranteed delivery procedures that have not yet been delivered in settlement of satisfaction of such guarantee) were validly tendered and not properly withdrawn pursuant to the Offer, representing approximately 74.92% of the Shares then outstanding. Merger Sub accepted for payment all Shares that were validly tendered and not properly withdrawn pursuant to the Offer, and payment of the Offer Price for such Shares will be promptly made by the Depositary.

On July 11, 2017, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, Merger Sub merged with and into Kate Spade (the “Merger”) with Kate Spade continuing as the surviving corporation (the “Surviving Corporation”). Upon completion of the Merger, Kate Spade became a direct wholly owned subsidiary of Coach.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding Share (other than Shares held by (i) Coach, Kate Spade or any of their wholly-owned subsidiaries, which Shares were canceled and have ceased to exist or (ii) by any person who was entitled to and validly exercised appraisal rights under Delaware law with respect to such Shares) was automatically canceled and converted into the right to receive an amount in cash equal to the Offer Price, and less any applicable withholding taxes.

Pursuant to the terms of the Merger Agreement, effective as of the Effective Time (i) all outstanding in-the-money Kate Spade stock options, whether or not then exercisable or vested, were canceled in exchange for an amount in cash equal to (a) the Offer Price, less the applicable option exercise price multiplied by (b) the aggregate number of Shares subject to the Kate Spade stock options immediately before the Effective Time, (ii) all outstanding out-of-the-money Kate Spade stock options, whether or not then exercisable or vested, were canceled and terminated without consideration, (iii) except as provided in individual agreements, outstanding Kate Spade restricted stock unit awards were converted into restricted stock units with respect to a number of shares of Coach common stock equal to (a) the number of Shares subject to the Kate Spade restricted stock unit award immediately prior to the Effective Time multiplied by (b) the quotient of (1) the Offer Price and (2) the ten day dollar volume-weighted average sale price of Coach common stock (the “Equity Award Exchange Ratio”), (iv) except as provided in individual agreements, outstanding Kate Spade performance share unit awards were converted into restricted stock units with respect to a number of shares of Coach common stock equal to (a) the number of Shares subject to the Kate Spade performance share unit award immediately prior to the Effective Time (assuming performance resulting in a 100% payout) multiplied by (b) the Equity Award Exchange Ratio, and (v) except as provided in individual agreements, outstanding Kate Spade market share unit awards were converted into restricted stock units with respect to a number of shares of Coach common stock equal to (a) the number of Shares subject to the Kate Spade market share unit award immediately prior to the Effective Time (assuming performance resulting in a 100% payout) multiplied by (b) the Equity Award Exchange Ratio.

The aggregate consideration paid by Merger Sub in the Offer and the Merger was approximately $2.38 billion, without giving effect to Coach’s related transaction fees and expenses.

The foregoing description of the Offer, the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Quarterly Report for the Quarterly Period Ended April 1, 2017, on Form 10-Q filed by Coach with the SEC on May 10, 2017 and which is incorporated herein by reference.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Obligation of a Registrant

As previously disclosed, on May 30, 2017, Coach entered into a definitive credit agreement (the “Credit Agreement”) with Bank of America, N.A., as administrative agent, the other agents party thereto, and a syndicate of banks and financial institutions.  A description of the Credit Agreement is included under Item 1.01 of Coach’s Current Report on Form 8-K filed on May 30, 2017, which is incorporated by reference in response to this Item 2.03.  In connection with the consummation of the Merger, on July 10, 2017, Coach borrowed $1.1 billion in the aggregate under the Credit Agreement to pay a portion of the Merger consideration and other fees and expenses related thereto.

Some of the lenders under the Credit Agreement and their affiliates have engaged in, and may in the future engage in, various financial advisory, investment banking and other commercial dealings in the ordinary course of business with Coach or its affiliates. Such lenders have received, or may in the future receive, customary fees and commissions for these transactions. Certain of the lenders have affiliates that have acted in the past or are currently acting as lenders to Coach under its ordinary course banking activities, and such affiliates have received, or may in the future receive, customary fees for those transactions.  U.S. Bank, National Association, one of the lenders, is an affiliate of the trustee under the indenture governing Coach’s outstanding notes.

Item 8.01  Other Events

Communications

On July 11, 2017, Coach issued a press release announcing the consummation of the Merger. The press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

 Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The required financial statements for Kate Spade called for by Item 9.01(a) were included in the Current Report on Form 8-K filed by Coach with the SEC on May 31, 2017 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The required pro forma financial information called for by Item 9.01(b) was included in the Current Report on Form 8-K filed by Coach with the SEC on May 31, 2017 and is incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed as part of this current report:

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1
Agreement and Plan of Merger, dated as of May 7, 2017, by and among Kate Spade & Company, Coach, Inc., and Chelsea Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Quarterly Report for the Quarterly Period Ended April 1, 2017, on Form 10-Q filed by Coach, Inc. with the Securities and Exchange Commission on May 10, 2017).

99.2	Press Release of Coach, Inc., dated July 11, 2017.

99.3
The historical audited consolidated financial statements of Kate Spade & Company at December 31, 2016 and January 2, 2016 and for the three fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Coach, Inc. with the Securities and Exchange Commission on May 31, 2017).

99.4
The historical unaudited condensed consolidated financial statements of Kate Spade & Company at April 1, 2017, December 31, 2016 and April 2, 2016 and for the three months ended April 1, 2017 and April 2, 2016 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Coach, Inc. with the Securities and Exchange Commission on May 31, 2017).

99.5
Unaudited pro forma condensed combined financial statements of Coach, Inc., giving effect to the acquisition of Kate Spade & Company and related financing transactions, as of and for the nine months ended April 1, 2017 and for the fiscal year ended July 2, 2016 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by Coach, Inc. with the Securities and Exchange Commission on May 31, 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coach, Inc.

Date: July 11, 2017	By:	/s/ Todd Kahn
Todd Kahn
President, Chief Administrative Officer & Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1
Agreement and Plan of Merger, dated as of May 7, 2017, by and among Kate Spade & Company, Coach, Inc., and Chelsea Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Quarterly Report for the Quarterly Period Ended April 1, 2017, on Form 10-Q filed by Coach, Inc. with the Securities and Exchange Commission on May 10, 2017).

99.2	Press Release of Coach, Inc., dated July 11, 2017.

99.3
The historical audited consolidated financial statements of Kate Spade & Company at December 31, 2016 and January 2, 2016 and for the three fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Coach, Inc. with the Securities and Exchange Commission on May 31, 2017).

99.4
The historical unaudited condensed consolidated financial statements of Kate Spade & Company at April 1, 2017, December 31, 2016 and April 2, 2016 and for the three months ended April 1, 2017 and April 2, 2016 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Coach, Inc. with the Securities and Exchange Commission on May 31, 2017).

99.5
Unaudited pro forma condensed combined financial statements of Coach, Inc., giving effect to the acquisition of Kate Spade & Company and related financing transactions, as of and for the nine months ended April 1, 2017 and for the fiscal year ended July 2, 2016 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by Coach, Inc. with the Securities and Exchange Commission on May 31, 2017).